JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from November 1, 2015 to April 30, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Global Allocation Fund
Trade Date 11/2/2015
Issuer The Goodyear Tire & Rubber Company ( GT 5.125% November 15, 2023)
Cusip 382550BE0
Bonds 305,000
Offering Price $100.000
Spread 1.25%
Cost $305,000
Dealer Executing Trade Goldmans Sachs and Company
% of Offering  purchased by firm 4.24%
Syndicate Members BARCS,BNPPAR,CACIB,CITI,DB,GS,HSBCL,JPM
Fund JPMorgan Income Builder Fund
Trade Date 11/2/2015
Issuer The Goodyear Tire & Rubber Company ( GT 5.125% November 15, 2023)
Cusip 382550BE0
Bonds 1,685,000
Offering Price $100.000
Spread 1.25%
Cost $1,685,000
Dealer Executing Trade Goldmans Sachs and Company
% of Offering  purchased by firm 4.24%
Syndicate Members BARCS,BNPPAR,CACIB,CITI,DB,GS,HSBCL,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 11/2/2015
Issuer T-Mobile USA Inc (TMUS 6.50% January 15, 2026)
Cusip 87264AAP0
Bonds 182,000
Offering Price $100.000
Spread 0.13%
Cost $182,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.35%
Syndicate Members BARCS,CITI,DB,GS,JPM
Fund JPMorgan Income Builder Fund
Trade Date 11/2/2015
Issuer T-Mobile USA Inc (TMUS 6.50% January 15, 2026)
Cusip 87264AAP0
Bonds 1,960,000
Offering Price $100.000
Spread 0.13%
Cost $1,960,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.35%
Syndicate Members BARCS,CITI,DB,GS,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 11/4/2015
Issuer Central Garden & Pet Company (CENT 6.125% November 15, 2023)
Cusip 153527AL0
Bonds 30,000
Offering Price $100.000
Spread 1.25%
Cost $30,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.45%
Syndicate Members BAML,JPM,SUN
Fund JPMorgan Income Builder Fund
Trade Date 11/4/2015
Issuer Central Garden & Pet Company (CENT 6.125% November 15, 2023)
Cusip 153527AL0
Bonds 330,000
Offering Price $100.000
Spread 1.25%
Cost $330,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.45%
Syndicate Members BAML,JPM,SUN
Fund JPMorgan Income Builder Fund
Trade Date 11/5/2015
Issuer Halliburton Company (HAL 5.00% November 15, 2045)
Cusip 406216BK6
Bonds 3,940,000
Offering Price $99.969
Spread 0.88%
Cost $3,938,779
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.46%
Syndicate Members BAML,CITI,CS,DB,HSBC,MIZUHO
Fund JPMorgan Global Allocation Fund
Trade Date 11/9/2015
Issuer HCA Inc (HCA 5.875% February 15, 2026)
Cusip 404119BS7
Bonds 335,000
Offering Price $100.000
Spread 1.00%
Cost $335,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.75%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 11/9/2015
Issuer HCA Inc (HCA 5.875% February 15, 2026)
Cusip 404119BS7
Bonds 2,050,000
Offering Price $100.000
Spread 1.00%
Cost $2,050,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.75%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 11/13/2015
Issuer TeamHealth Inc (TMH 7.25% December 15, 2023 144A)
Cusip 87815VAG8
Bonds 350,000
Offering Price $100.000
Spread 1.75%
Cost $350,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.58%
Syndicate Members BAML,BARCS,CITI,GS,JPM,RBS
Fund JPMorgan Income Builder Fund
Trade Date 11/13/2015
Issuer TeamHealth Inc (TMH 7.25% December 15, 2023 144A)
Cusip 87815VAG8
Bonds 1,665,000
Offering Price $100.000
Spread 1.75%
Cost $1,665,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.58%
Syndicate Members BAML,BARCS,CITI,GS,JPM,RBS
Fund JPMorgan Income Builder Fund
Trade Date 11/16/2015
Issuer Lockheed Martin Corporation (LMT 4.70% May 15, 2046)
Cusip 539830BL2
Bonds 3,777,000
Offering Price $98.519
Spread 0.88%
Cost $3,721,063
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.79%
Syndicate Members BAML,CACIB,CITI,GS,JPM,MIZUHO,MS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 11/17/2015
Issuer Ally Financial Inc (ALLY 5.75% November 20, 2025)
Cusip 02005NBF6
Bonds 400,000
Offering Price $99.065
Spread 1.00%
Cost $396,260
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.86%
Syndicate Members BAML,BARCS,CITI,DB,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 11/18/2015
Issuer Sally Holdings LLC and Sally Capital Inc. (5.625% December 1, 2025)
Cusip 79546VAL0
Bonds 267,000
Offering Price $100.000
Spread 1.50%
Cost $267,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.00%
Syndicate Members BAML,CS,DB,GS,JPM,RBCCM,WFC
Fund JPMorgan Income Builder Fund
Trade Date 11/18/2015
Issuer Sally Holdings LLC and Sally Capital Inc. (5.625% December 1, 2025)
Cusip 79546VAL0
Bonds 2,433,000
Offering Price $100.000
Spread 1.50%
Cost $2,433,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.00%
Syndicate Members BAML,CS,DB,GS,JPM,RBCCM,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 11/19/2015
Issuer Constellation Brands Inc (STZ 4.75% December 1, 2025)
Cusip 21036PAP3
Bonds 270,000
Offering Price $100.000
Spread 1.25%
Cost $270,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.46%
Syndicate Members BAML,JPM,MUFG,RABO,SUN,WFC
Fund JPMorgan Income Builder Fund
Trade Date 11/19/2015
Issuer Constellation Brands Inc (STZ 4.75% December 1, 2025)
Cusip 21036PAP3
Bonds 1,865,000
Offering Price $100.000
Spread 1.25%
Cost $1,865,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.46%
Syndicate Members BAML,JPM,MUFG,RABO,SUN,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 11/19/2015
Issuer Equinix Inc (EQIX 5.875% January 15, 2026)
Cusip 29444UAQ9
Bonds 86,000
Offering Price $100.000
Spread 1.25%
Cost $86,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.77%
Syndicate Members BAML,CITI,JPM,RBCCM
Fund JPMorgan Income Builder Fund
Trade Date 11/19/2015
Issuer Equinix Inc (EQIX 5.875% January 15, 2026)
Cusip 29444UAQ9
Bonds 790,000
Offering Price $100.000
Spread 1.25%
Cost $790,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.77%
Syndicate Members BAML,CITI,JPM,RBCCM
Fund JPMorgan Global Allocation Fund
Trade Date 11/23/2015
Issuer M/I Homes, Inc. (MHO 6.75% January 15, 2021 144A)
Cusip 55305BAL5
Bonds 305,000
Offering Price $100.000
Spread 1.50%
Cost $305,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.34%
Syndicate Members CITI,JPM,PNCFIN,USB,WFC
Fund JPMorgan Income Builder Fund
Trade Date 11/23/2015
Issuer M/I Homes, Inc. (MHO 6.75% January 15, 2021 144A)
Cusip 55305BAL5
Bonds 1,850,000
Offering Price $100.000
Spread 1.50%
Cost $1,850,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.34%
Syndicate Members CITI,JPM,PNCFIN,USB,WFC
Fund JPMorgan Income Builder Fund
Trade Date 12/2/2015
Issuer McDonald's Corporation (MCD 4.875% December 9, 2045)
Cusip 58013MFA7
Bonds 6,165,000
Offering Price $100.000
Spread 0.88%
Cost $6,165,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.18%
Syndicate Members BAML,CITI,GS,JPM,MS,SG,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 12/3/2015
Issuer Aramark Services Inc (ARMK 5.125% January 15, 2024 144A)
Cusip 038522AH1
Bonds 300,000
Offering Price $100.000
Spread 1.25%
Cost $300,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.43%
Syndicate Members GS,JPM, BARCS
Fund JPMorgan Income Builder Fund
Trade Date 12/3/2015
Issuer Aramark Services Inc (ARMK 5.125% January 15, 2024 144A)
Cusip 038522AH1
Bonds 1,120,000
Offering Price $100.000
Spread 1.25%
Cost $1,120,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.43%
Syndicate Members GS,JPM, BARCS
Fund JPMorgan Global Allocation Fund
Trade Date 12/3/2015
Issuer Group I Automotive Inc. (GPI 5.25% December 15, 2023 144A)
Cusip 398905AL3
Bonds 1,000,000
Offering Price $100.000
Spread 1.25%
Cost $1,000,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.22%
Syndicate Members BAML,JPM,WFC
Fund JPMorgan Income Builder Fund
Trade Date 12/3/2015
Issuer Group I Automotive Inc. (GPI 5.25% December 15, 2023 144A)
Cusip 398905AL3
Bonds 2,460,000
Offering Price $100.000
Spread 1.25%
Cost $2,460,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.22%
Syndicate Members BAML,JPM,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 12/3/2015
Issuer HCA Inc. (HCA 5.875% February 15, 2026)
Cusip 404119BS7
Bonds 200,000
Offering Price $100.250
Spread 1.00%
Cost $200,500
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.59%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 12/3/2015
Issuer HCA Inc. (HCA 5.875% February 15, 2026)
Cusip 404119BS7
Bonds 1,335,000
Offering Price $100.250
Spread 1.00%
Cost $1,338,338
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.59%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 1/19/2016
Issuer Transcontinental Gas Pipe Line Co LLC (WPZ 7.85% February 1, 2026 144A)
Cusip 893574AG8
Bonds 200,000
Offering Price $99.825
Spread 0.65%
Cost $199,650
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.45%
Syndicate Members BARCS,JPM,RBCCM,SCOTIA,TDSECS
Fund JPMorgan Income Builder Fund
Trade Date 1/19/2016
Issuer Transcontinental Gas Pipe Line Co LLC (WPZ 7.85% February 1, 2026 144A)
Cusip 893574AG8
Bonds 1,320,000
Offering Price $99.825
Spread 0.65%
Cost $1,317,690
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.45%
Syndicate Members BARCS,JPM,RBCCM,SCOTIA,TDSECS
Fund JPMorgan Global Allocation Fund
Trade Date 1/21/2016
Issuer Treehouse Foods, Inc. (THS 6.00% February 15, 2024 144A)
Cusip 89469AAC8
Bonds 155,000
Offering Price $100.000
Spread 1.50%
Cost $155,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,BMO,JPM,SUN,WFC
Fund JPMorgan Income Builder Fund
Trade Date 1/21/2016
Issuer Treehouse Foods, Inc. (THS 6.00% February 15, 2024 144A)
Cusip 89469AAC8
Bonds 1,380,000
Offering Price $100.000
Spread 1.50%
Cost $1,380,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,BMO,JPM,SUN,WFC
Fund JPMorgan Income Builder Fund
Trade Date 1/22/2016
Issuer Dominican Republic (DOMREP 6.875% January 29, 2026 144A)
Cusip 25714PDJ4
Bonds 1,290,000
Offering Price $100.000
Spread 0.09%
Cost $1,290,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.97%
Syndicate Members DB,JPM
Fund JPMorgan Income Builder Fund
Trade Date 1/28/2016
Issuer Petroles Mexicanos (PEMEX 6.875% August 4, 2026 144A)
Cusip 71656LBK6
Bonds 1,600,000
Offering Price $99.815
Spread 0.17%
Cost $1,597,040
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.55%
Syndicate Members BAML,BBVA,BSSA,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 2/4/2016
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.875% April 1, 2024 144A)
Cusip 1248EPBP7
Bonds 408,000
Offering Price $100.000
Spread 0.88%
Cost $408,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.44%
Syndicate Members BAML, CITI, DS,DB,GS, UBS, WFC,JPM
Fund JPMorgan Income Builder Fund
Trade Date 2/4/2016
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 5.875% April 1, 2024 144A)
Cusip 1248EPBP7
Bonds 4,277,000
Offering Price $100.000
Spread 0.88%
Cost $4,277,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.44%
Syndicate Members BAML, CITI, DS,DB,GS, UBS, WFC,JPM
Fund JPMorgan Income Builder Fund
Trade Date 2/16/2016
Issuer Apple Inc. (AAPL 4.65% February 23, 2046)
Cusip 037833BX7
Bonds 9,360,000
Offering Price $99.423
Spread 0.45%
Cost $9,305,993
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.07%
Syndicate Members BAML,DB,GS,JPM
Fund JPMorgan Income Builder Fund
Trade Date 2/16/2016
Issuer General Motors Company (GM 6.75% April 1, 2046)
Cusip 37045VAL4
Bonds 1,310,000
Offering Price $99.909
Spread 0.88%
Cost $1,308,808
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.17%
Syndicate Members CITI, DB, GS, BAML, MS, BARCS, BNPPAR, JPM
Fund JPMorgan Global Allocation Fund
Trade Date 2/25/2016
Issuer PulteGroup Inc (PHM 5.50% March 1, 2026)
Cusip 745867AW1
Bonds 187,000
Offering Price $100.000
Spread 0.65%
Cost $187,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 2.46%
Syndicate Members BAML,CITI,JPM,MIZUHO,SUN
Fund JPMorgan Income Builder Fund
Trade Date 2/25/2016
Issuer PulteGroup Inc (PHM 5.50% March 1, 2026)
Cusip 745867AW1
Bonds 1,626,000
Offering Price $100.000
Spread 0.65%
Cost $1,626,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 2.46%
Syndicate Members BAML,CITI,JPM,MIZUHO,SUN
Fund JPMorgan Global Allocation Fund
Trade Date 3/1/2016
Issuer HCA Inc. (HCA 5.25% June 15, 2026)
Cusip 404119BT5
Bonds 295,000
Offering Price $100.000
Spread 1.00%
Cost $295,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.18%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/1/2016
Issuer HCA Inc. (HCA 5.25% June 15, 2026)
Cusip 404119BT5
Bonds 2,585,000
Offering Price $100.000
Spread 1.00%
Cost $2,585,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.18%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS,RBCCM,SUN,UBS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/8/2016
Issuer Level 3 Financing Inc. (LVLT 5.25% March 15, 2026 144A)
Cusip 527298BL6
Bonds 132,000
Offering Price $100.000
Spread 1.25%
Cost $132,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 2.92%
Syndicate Members BAML,BARCS,CITI,CS,GS,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 3/8/2016
Issuer Level 3 Financing Inc. (LVLT 5.25% March 15, 2026 144A)
Cusip 527298BL6
Bonds 1,323,000
Offering Price $100.000
Spread 1.25%
Cost $1,323,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 2.92%
Syndicate Members BAML,BARCS,CITI,CS,GS,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 3/9/2016
Issuer Provincia De Buenos Aires (BUENOS 9.125% March 16, 2024 144A)
Cusip XS1380327368
Bonds 944,000
Offering Price $98.740
Spread 0.10%
Cost $932,115
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.77%
Syndicate Members CITI, HSBC, JPM
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/10/2016
Issuer State of Cal, Gen Ob Bonds, Var Purpose Gen Ob Ref Bonds (4%, September 1, 2034)
Cusip 13063CD98
Bonds 2,500,000
Offering Price $107.430
Spread 0.28%
Cost $2,685,750
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.14%
Syndicate Members Citigroup / Goldman Sachs & Co. / Siebert Brandford Shank & Co., L.L.C. / U.S. Bancorp Investments, Inc. / Academy Securities, Inc. / Alamo Capital / BofA Merrill Lynch / Blaylock Beal Van, LLC / BOSC, Inc. / Drexel Hamilton, LLC / Fidelity Capital Markets / FTN Financial Capital Markets / HilltopSecurities / Hutchinson, Shockey, Erley & Co. / J.P. Morgan / Jefferies / KeyBanc Capital Markets / Loop Capital Markets / Mesirow Financial, Inc. / Morgan Stanley / Ramirez & Co., Inc. / Raymond James / RBC Capital Markets / RH Investment Corporation / Rice Financial Products / Stern Brothers & Co / Stifel / Wells Fargo Securities / William Blair
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/10/2016
Issuer State of Cal, Gen Ob Bonds, Var Purpose Gen Ob Bonds (4%, September 1, 2035)
Cusip 13063CZZ6
Bonds 1,000,000
Offering Price $107.060
Spread 0.28%
Cost $1,070,600
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.25%
Syndicate Members Citigroup / Goldman Sachs & Co. / Siebert Brandford Shank & Co., L.L.C. / U.S. Bancorp Investments, Inc. / Academy Securities, Inc. / Alamo Capital / BofA Merrill Lynch / Blaylock Beal Van, LLC / BOSC, Inc. / Drexel Hamilton, LLC / Fidelity Capital Markets / FTN Financial Capital Markets / HilltopSecurities / Hutchinson, Shockey, Erley & Co. / J.P. Morgan / Jefferies / KeyBanc Capital Markets / Loop Capital Markets / Mesirow Financial, Inc. / Morgan Stanley / Ramirez & Co., Inc. / Raymond James / RBC Capital Markets / RH Investment Corporation / Rice Financial Products / Stern Brothers & Co / Stifel / Wells Fargo Securities / William Blair
Fund JPMorgan Global Allocation Fund
Trade Date 3/11/2016
Issuer ESH Hospitality Inc (STAY 5.25% May 1, 2025 144A)
Cusip 26907YAA2
Bonds 79,000
Offering Price $98.500
Spread 1.50%
Cost $77,815
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.35%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MQB,MS
Fund JPMorgan Income Builder Fund
Trade Date 3/11/2016
Issuer ESH Hospitality Inc (STAY 5.25% May 1, 2025 144A)
Cusip 26907YAA2
Bonds 682,000
Offering Price $98.500
Spread 1.50%
Cost $671,770
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.35%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MQB,MS
Fund JPMorgan Global Allocation Fund
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 4.85% March 15, 2021)
Cusip 032511BM8
Bonds 98,000
Offering Price $99.970
Spread 0.60%
Cost $97,975
Dealer Executing Trade Barclays
% of Offering  purchased by firm 1.07%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 4.85% March 15, 2021)
Cusip 032511BM8
Bonds 830,000
Offering Price $99.970
Spread 0.60%
Cost $829,784
Dealer Executing Trade Barclays
% of Offering  purchased by firm 1.07%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 5.55% March 15, 2026)
Cusip 032511BN6
Bonds 69,000
Offering Price $99.690
Spread 0.65%
Cost $68,786
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.54%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 5.55% March 15, 2026)
Cusip 032511BN6
Bonds 581,000
Offering Price $99.690
Spread 0.65%
Cost $579,199
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.54%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 6.6% March 15, 2046)
Cusip 032511BP1
Bonds 69,000
Offering Price $99.920
Spread 0.88%
Cost $68,947
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 0.54%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/14/2016
Issuer Anadarko Petroleum Corporation (APC 6.6% March 15, 2046)
Cusip 032511BP1
Bonds 581,000
Offering Price $99.920
Spread 0.88%
Cost $580,553
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 0.54%
Syndicate Members BAML,BARCS,DB,JPM,MIZUHO,MS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/14/2016
Issuer Avis Budget Car Rental LLC / Avis Budget Finance Inc. (CAR 6.375% April 1, 2024 144A)
Cusip 053773BB2
Bonds 115,000
Offering Price $100.000
Spread 1.38%
Cost $115,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 6.21%
Syndicate Members CACIB,CITI,DB,JPM
Fund JPMorgan Income Builder Fund
Trade Date 3/14/2016
Issuer Avis Budget Car Rental LLC / Avis Budget Finance Inc. (CAR 6.375% April 1, 2024 144A)
Cusip 053773BB2
Bonds 955,000
Offering Price $100.000
Spread 1.38%
Cost $955,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 6.21%
Syndicate Members CACIB,CITI,DB,JPM
Fund JPMorgan Income Builder Fund
Trade Date 3/18/2016
Issuer Newell Rubbermaid Inc. (NWL 5.5% April 1, 2046)
Cusip 651229AY2
Bonds 2,780,000
Offering Price $99.640
Spread 0.88%
Cost $2,769,881
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.80%
Syndicate Members CITI,GS,JPM,RBCCM
Fund JPMorgan Income Builder Fund
Trade Date 3/21/2016
Issuer Aircastle Limited (AYR 5.0% April 1, 2023)
Cusip 00928QAP6
Bonds 1,062,000
Offering Price $100.000
Spread 1.50%
Cost $1,062,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.25%
Syndicate Members BNPPAR,CACIB,CITI,DB,GS,JPM,MUFG,RBCCM
Fund JPMorgan Income Builder Fund
Trade Date 3/21/2016
Issuer Fedex Corporation (FDX 4.55% April 1, 2046)
Cusip 31428XBG0
Bonds 1,875,000
Offering Price $99.560
Spread 0.88%
Cost $1,866,769
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.76%
Syndicate Members BAML,BNPPAR,CITI,DB,GS,JPM,MIZUHO,SCOTIA,SUN,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/21/2016
Issuer Intelsat Jackson Holding (INTEL 8.0% February 15, 2024 144A)
Cusip 45824TAR6
Bonds 285,000
Offering Price $100.000
Spread 1.25%
Cost $285,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 4.31%
Syndicate Members GS, GUGGENHEIM, JPM
Fund JPMorgan Income Builder Fund
Trade Date 3/21/2016
Issuer Intelsat Jackson Holding (INTEL 8.0% February 15, 2024 144A)
Cusip 45824TAR6
Bonds 2,465,000
Offering Price $100.000
Spread 1.25%
Cost $2,465,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 4.31%
Syndicate Members GS, GUGGENHEIM, JPM
Fund JPMorgan Global Allocation Fund
Trade Date 3/22/2016
Issuer Aleris International, Inc. (ARS 9.5% April 1, 2021 144A)
Cusip 014477AR4
Bonds 85,000
Offering Price $100.000
Spread 1.75%
Cost $85,000
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.46%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM
Fund JPMorgan Income Builder Fund
Trade Date 3/22/2016
Issuer Aleris International, Inc. (ARS 9.5% April 1, 2021 144A)
Cusip 014477AR4
Bonds 740,000
Offering Price $100.000
Spread 1.75%
Cost $740,000
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.46%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 3/22/2016
Issuer Boyd Gaming Corporation (BYD 6.375% April 1, 2026 144A)
Cusip 103304BL4
Bonds 120,000
Offering Price $100.000
Spread 1.53%
Cost $120,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.30%
Syndicate Members BAML,BNPPAR,CS,DB,JPM,NOMURA,UBS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/22/2016
Issuer Boyd Gaming Corporation (BYD 6.375% April 1, 2026 144A)
Cusip 103304BL4
Bonds 970,000
Offering Price $100.000
Spread 1.53%
Cost $970,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.30%
Syndicate Members BAML,BNPPAR,CS,DB,JPM,NOMURA,UBS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/22/2016
Issuer CenturyLink, Inc. (CTL 7.5% April 1, 2024)
Cusip 156700BA3
Bonds 138,000
Offering Price $100.000
Spread 1.00%
Cost $138,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.27%
Syndicate Members BARCS,JPM,MIZUHO,SUN
Fund JPMorgan Income Builder Fund
Trade Date 3/22/2016
Issuer CenturyLink, Inc. (CTL 7.5% April 1, 2024)
Cusip 156700BA3
Bonds 1,189,000
Offering Price $100.000
Spread 1.00%
Cost $1,189,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.27%
Syndicate Members BARCS,JPM,MIZUHO,SUN
Fund JPMorgan Income Builder Fund
Trade Date 3/22/2016
Issuer Sysco Corporation (SYY 4.5% April 1, 2046)
Cusip 871829BD8
Bonds 2,355,000
Offering Price $99.660
Spread 0.75%
Cost $2,346,922
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.18%
Syndicate Members DB,GS,HSBCL,JPM,TDSECS,USB,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 3/23/2016
Issuer AMC Networks Inc. (AMCX 5.0% April 1, 2024)
Cusip 00164VAD5
Bonds 430,000
Offering Price $100.000
Spread 1.75%
Cost $430,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.79%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,CITI,FIFTHI,GS,JPM,MS,SCOTIA,SUN,UBS,USB
Fund JPMorgan Income Builder Fund
Trade Date 3/23/2016
Issuer AMC Networks Inc. (AMCX 5.0% April 1, 2024)
Cusip 00164VAD5
Bonds 3,690,000
Offering Price $100.000
Spread 1.75%
Cost $3,690,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.79%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,CITI,FIFTHI,GS,JPM,MS,SCOTIA,SUN,UBS,USB
Fund JPMorgan Global Allocation Fund
Trade Date 3/28/2016
Issuer HD Supply Inc. (HDSUPP 5.75% April 15, 2024 144A)
Cusip 40415RAR6
Bonds 141,000
Offering Price $100.000
Spread 1.25%
Cost $141,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.22%
Syndicate Members BAML,BARCS,GS,JPM,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/28/2016
Issuer HD Supply Inc. (HDSUPP 5.75% April 15, 2024 144A)
Cusip 40415RAR6
Bonds 1,225,000
Offering Price $100.000
Spread 1.25%
Cost $1,225,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.22%
Syndicate Members BAML,BARCS,GS,JPM,WFC
Fund JPMorgan Income Builder Fund
Trade Date 3/29/2016
Issuer Markel Corporation (MKL 5.0% April 5, 2046)
Cusip 570535AQ7
Bonds 4,280,000
Offering Price $98.960
Spread 0.88%
Cost $4,235,360
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 9.93%
Syndicate Members CITI, WFC, BARCS, BB&T, BNY MELLON, CS, JPM, LOOP, BAML, SUNTRUST
Fund JPMorgan Global Allocation Fund
Trade Date 3/29/2016
Issuer T-Mobile USA, Inc. (TMUS 6.0% April 15, 2024)
Cusip 87264AAQ8
Bonds 92,000
Offering Price $100.000
Spread 0.13%
Cost $92,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.85%
Syndicate Members BARCS,CITI,DB,GS,JPM
Fund JPMorgan Income Builder Fund
Trade Date 3/29/2016
Issuer T-Mobile USA, Inc. (TMUS 6.0% April 15, 2024)
Cusip 87264AAQ8
Bonds 794,000
Offering Price $100.000
Spread 0.13%
Cost $794,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.85%
Syndicate Members BARCS,CITI,DB,GS,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 7.375% April 1, 2023 144A)
Cusip 958102AJ4
Bonds 162,000
Offering Price $100.000
Spread 1.50%
Cost $162,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.51%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund JPMorgan Income Builder Fund
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 7.375% April 1, 2023 144A)
Cusip 958102AJ4
Bonds 1,400,000
Offering Price $100.000
Spread 1.50%
Cost $1,400,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.51%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund JPMorgan Income Builder Fund
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 7.375% April 1, 2023 144A)
Cusip 958102AJ4
Bonds 4,445,000
Offering Price $100.000
Spread 1.50%
Cost $4,445,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.51%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund JPMorgan Global Allocation Fund
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 10.5% April 1, 2024 144A)
Cusip 958102AK1
Bonds 349,000
Offering Price $100.000
Spread 1.75%
Cost $349,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.05%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund JPMorgan Income Builder Fund
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 10.5% April 1, 2024 144A)
Cusip 958102AK1
Bonds 3,010,000
Offering Price $100.000
Spread 1.75%
Cost $3,010,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.05%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund JPMorgan Income Builder Fund
Trade Date 3/30/2016
Issuer Western Digital Corporation (WDC 10.5% April 1, 2024 144A)
Cusip 958102AK1
Bonds 10,220,000
Offering Price $100.000
Spread 1.75%
Cost $10,220,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.05%
Syndicate Members BAML,CS,HSBCL,JPM,MIZUHO,MUFG,RBCCM,SMFGRP
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/31/2016
Issuer Trustees of the Cal St Univ Systemwide Rev Bonds Ser 2016A (5%, November 1, 2029)
Cusip 13077C3L6
Bonds 2,625,000
Offering Price $124.160
Spread 0.28%
Cost $3,259,200
Dealer Executing Trade Barclays
% of Offering  purchased by firm 0.46%
Syndicate Members Barclays / BofA Merrill Lynch / Raymond James / Hutchinson, Shockey, Erley & Co. / Academy Securities, Inc. / Alamo Capital / Backstrom McCarley Berry & Co., LLC / Blaylock Beal Van, LLC / Citigroup / Fidelity Capital Markets / FTN Financial Capital Markets / Goldman, Sachs & Co. / J.P. Morgan / Loop Capital Markets / Morgan Stanley / Prager & Co., LLC / Ramirez & Co., Inc. / RBC Capital Markets / Siebert Brandford Shank & Co., LLC / The Williams Capital Group, L.P. / US Bancorp / Wells Fargo Securities / William Blair
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/31/2016
Issuer Trustees of the Cal St Univ Systemwide Rev Bonds Ser 2016A (5%, November 1, 2030)
Cusip 13077C3M4
Bonds 5,000,000
Offering Price $123.660
Spread 0.28%
Cost $6,183,000
Dealer Executing Trade Barclays
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays / BofA Merrill Lynch / Raymond James / Hutchinson, Shockey, Erley & Co. / Academy Securities, Inc. / Alamo Capital / Backstrom McCarley Berry & Co., LLC / Blaylock Beal Van, LLC / Citigroup / Fidelity Capital Markets / FTN Financial Capital Markets / Goldman, Sachs & Co. / J.P. Morgan / Loop Capital Markets / Morgan Stanley / Prager & Co., LLC / Ramirez & Co., Inc. / RBC Capital Markets / Siebert Brandford Shank & Co., LLC / The Williams Capital Group, L.P. / US Bancorp / Wells Fargo Securities / William Blair
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/31/2016
Issuer Trustees of the Cal St Univ Systemwide Rev Bonds Ser 2016A (5%, November 1, 2031)
Cusip 13077C3N2
Bonds 4,875,000
Offering Price $122.850
Spread 0.28%
Cost $5,988,938
Dealer Executing Trade Barclays
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays / BofA Merrill Lynch / Raymond James / Hutchinson, Shockey, Erley & Co. / Academy Securities, Inc. / Alamo Capital / Backstrom McCarley Berry & Co., LLC / Blaylock Beal Van, LLC / Citigroup / Fidelity Capital Markets / FTN Financial Capital Markets / Goldman, Sachs & Co. / J.P. Morgan / Loop Capital Markets / Morgan Stanley / Prager & Co., LLC / Ramirez & Co., Inc. / RBC Capital Markets / Siebert Brandford Shank & Co., LLC / The Williams Capital Group, L.P. / US Bancorp / Wells Fargo Securities / William Blair
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/31/2016
Issuer Trustees of the Cal St Univ Systemwide Rev Bonds Ser 2016A (5%, November 1, 2032)
Cusip 13077C3P7
Bonds 4,000,000
Offering Price $122.160
Spread 0.28%
Cost $4,886,400
Dealer Executing Trade Barclays
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays / BofA Merrill Lynch / Raymond James / Hutchinson, Shockey, Erley & Co. / Academy Securities, Inc. / Alamo Capital / Backstrom McCarley Berry & Co., LLC / Blaylock Beal Van, LLC / Citigroup / Fidelity Capital Markets / FTN Financial Capital Markets / Goldman, Sachs & Co. / J.P. Morgan / Loop Capital Markets / Morgan Stanley / Prager & Co., LLC / Ramirez & Co., Inc. / RBC Capital Markets / Siebert Brandford Shank & Co., LLC / The Williams Capital Group, L.P. / US Bancorp / Wells Fargo Securities / William Blair
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/31/2016
Issuer Trustees of the Cal St Univ Systemwide Rev Bonds Ser 2016A (5%, November 1, 2028)
Cusip 13077C4A9
Bonds 1,500,000
Offering Price $124.980
Spread 0.28%
Cost $1,874,700
Dealer Executing Trade Barclays
% of Offering  purchased by firm 0.26%
Syndicate Members Barclays / BofA Merrill Lynch / Raymond James / Hutchinson, Shockey, Erley & Co. / Academy Securities, Inc. / Alamo Capital / Backstrom McCarley Berry & Co., LLC / Blaylock Beal Van, LLC / Citigroup / Fidelity Capital Markets / FTN Financial Capital Markets / Goldman, Sachs & Co. / J.P. Morgan / Loop Capital Markets / Morgan Stanley / Prager & Co., LLC / Ramirez & Co., Inc. / RBC Capital Markets / Siebert Brandford Shank & Co., LLC / The Williams Capital Group, L.P. / US Bancorp / Wells Fargo Securities / William Blair
Fund JPMorgan Income Builder Fund
Trade Date 4/4/2016
Issuer Exelon Corporation (EXC 4.45% April 15, 2046)
Cusip 30161NAV3
Bonds 4,355,000
Offering Price $99.490
Spread 0.88%
Cost $4,332,790
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.27%
Syndicate Members BARCS,CS,GS,JPM,RBCCM,SCOTIA,TDSECS
Fund JPMorgan Global Allocation Fund
Trade Date 4/4/2016
Issuer Sunoco LP and Sunoco Finance Corp (SUN 6.25% April 15, 2021 144A)
Cusip 86765LAD9
Bonds 384,000
Offering Price $100.000
Spread 1.00%
Cost $384,000
Dealer Executing Trade Credit Suisse Securities(USA) LLC
% of Offering  purchased by firm 4.86%
Syndicate Members BAML,BBVA,CACIB,CITI,CS,DB,DNBK,GS,JPM,MIZUHO,MS,NATIX,PNCFIN,RBCCM,TDSECS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/4/2016
Issuer Sunoco LP and Sunoco Finance Corp (SUN 6.25% April 15, 2021 144A)
Cusip 86765LAD9
Bonds 3,029,000
Offering Price $100.000
Spread 1.00%
Cost $3,029,000
Dealer Executing Trade Credit Suisse Securities(USA) LLC
% of Offering  purchased by firm 4.86%
Syndicate Members BAML,BBVA,CACIB,CITI,CS,DB,DNBK,GS,JPM,MIZUHO,MS,NATIX,PNCFIN,RBCCM,TDSECS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 4/5/2016
Issuer Diebold Inc (DBD 8.50% April 15, 2024 144A)
Cusip 253661AA1
Bonds 172,000
Offering Price $100.000
Spread 1.75%
Cost $172,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 3.48%
Syndicate Members CS,JPM
Fund JPMorgan Income Builder Fund
Trade Date 4/5/2016
Issuer Diebold Inc (DBD 8.50% April 15, 2024 144A)
Cusip 253661AA1
Bonds 1,411,000
Offering Price $100.000
Spread 1.75%
Cost $1,411,000
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering  purchased by firm 3.48%
Syndicate Members CS,JPM
Fund JPMorgan Global Allocation Fund
Trade Date 4/6/2016
Issuer MGM Escrow Issuer, LLC/MGM Growth Properties Operating Partnership LP (MGMMGP 5.625% May 1, 2024 144A)
Cusip 55303WAA5
Bonds 95,000
Offering Price $100.000
Spread 1.50%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members BAML,BARCS,BNPPAR,CITI,DB,FIFTHI,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 4/6/2016
Issuer MGM Escrow Issuer, LLC/MGM Growth Properties Operating Partnership LP (MGMMGP 5.625% May 1, 2024 144A)
Cusip 55303WAA5
Bonds 790,000
Offering Price $100.000
Spread 1.50%
Cost $790,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members BAML,BARCS,BNPPAR,CITI,DB,FIFTHI,JPM,MS
Fund JPMorgan Global Allocation Fund
Trade Date 4/6/2016
Issuer Numericable-SFR SA (NUMFP 7.375% May 1, 2026 144A)
Cusip 67054KAA7
Bonds 334,000
Offering Price $100.000
Spread 0.75%
Cost $334,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.21%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,DB,GS,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 4/6/2016
Issuer Numericable-SFR SA (NUMFP 7.375% May 1, 2026 144A)
Cusip 67054KAA7
Bonds 2,736,000
Offering Price $100.000
Spread 0.75%
Cost $2,736,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.21%
Syndicate Members BAML,BARCS,BNPPAR,CACIB,DB,GS,JPM,MS
Fund JPMorgan Global Allocation Fund
Trade Date 4/7/2016
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.50% May 1, 2026 144A)
Cusip 1248EPBR3
Bonds 480,000
Offering Price $100.000
Spread 0.88%
Cost $480,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.19%
Syndicate Members BAML, CITI, CS,DB,GS,UBS,WFC,JPM,MISCHLER,MIZUHO,MS,RBC
Fund JPMorgan Income Builder Fund
Trade Date 4/7/2016
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.50% May 1, 2026 144A)
Cusip 1248EPBR3
Bonds 3,930,000
Offering Price $100.000
Spread 0.88%
Cost $3,930,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.19%
Syndicate Members BAML, CITI, CS,DB,GS,UBS,WFC,JPM,MISCHLER,MIZUHO,MS,RBC
Fund JPMorgan Income Builder Fund
Trade Date 4/7/2016
Issuer CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.50% May 1, 2026 144A)
Cusip 1248EPBR3
Bonds 2,690,000
Offering Price $100.000
Spread 0.88%
Cost $2,690,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.19%
Syndicate Members BAML, CITI, CS,DB,GS,UBS,WFC,JPM,MISCHLER,MIZUHO,MS,RBC
Fund JPMorgan Global Allocation Fund
Trade Date 4/11/2016
Issuer The Geo Group Inc (GEO 6.00% April 15, 2026)
Cusip 36162JAB2
Bonds 120,000
Offering Price $100.000
Spread 1.50%
Cost $120,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 8.92%
Syndicate Members BAML,BARCS,BNPPAR,JPM,SUN,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/11/2016
Issuer The Geo Group Inc (GEO 6.00% April 15, 2026)
Cusip 36162JAB2
Bonds 990,000
Offering Price $100.000
Spread 1.50%
Cost $990,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 8.92%
Syndicate Members BAML,BARCS,BNPPAR,JPM,SUN,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/11/2016
Issuer The Geo Group Inc (GEO 6.00% April 15, 2026)
Cusip 36162JAB2
Bonds 2,215,000
Offering Price $100.000
Spread 1.50%
Cost $2,215,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 8.92%
Syndicate Members BAML,BARCS,BNPPAR,JPM,SUN,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 4/11/2016
Issuer GLP Capital LP and GLP Financing II, Inc(GLPI 4.375% April 15, 2021)
Cusip 361841AG4
Bonds 20,000
Offering Price $100.000
Spread 0.94%
Cost $20,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.05%
Syndicate Members BAML,BARCS,CACIB,FIFTHI,JPM,NOMURA,OPP,SUN,UBS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/11/2016
Issuer GLP Capital LP and GLP Financing II, Inc(GLPI 4.375% April 15, 2021)
Cusip 361841AG4
Bonds 160,000
Offering Price $100.000
Spread 0.94%
Cost $160,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.05%
Syndicate Members BAML,BARCS,CACIB,FIFTHI,JPM,NOMURA,OPP,SUN,UBS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 4/11/2016
Issuer GLP Capital LP and GLP Financing II, Inc(GLPI 5.375% April 15, 2026)
Cusip 361841AH2
Bonds 85,000
Offering Price $100.000
Spread 0.94%
Cost $85,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.17%
Syndicate Members BAML,BARCS,CACIB,FIFTHI,JPM,NOMURA,OPP,SUN,UBS,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/11/2016
Issuer GLP Capital LP and GLP Financing II, Inc(GLPI 5.375% April 15, 2026)
Cusip 361841AH2
Bonds 700,000
Offering Price $100.000
Spread 0.94%
Cost $700,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.17%
Syndicate Members BAML,BARCS,CACIB,FIFTHI,JPM,NOMURA,OPP,SUN,UBS,WFC
Fund JPMorgan Global Allocation Fund
Trade Date 4/12/2016
Issuer Pinnacle Entertainment Inc (PNK 5.625% May 1, 2024 144A)
Cusip 69354PAA9
Bonds 75,000
Offering Price $100.000
Spread 1.50%
Cost $75,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BAML,CACIB,DB,FIFTHI,GS,JPM,USB,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/12/2016
Issuer Pinnacle Entertainment Inc (PNK 5.625% May 1, 2024 144A)
Cusip 69354PAA9
Bonds 615,000
Offering Price $100.000
Spread 1.50%
Cost $615,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BAML,CACIB,DB,FIFTHI,GS,JPM,USB,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/13/2016
Issuer National Rural Uitlities Cooperative Finance Corporation (NRUC FRN April 20, 2046)
Cusip 637432NK
Bonds 7,005,000
Offering Price $100.000
Spread 1.00%
Cost $7,005,000
Dealer Executing Trade RBC Capital Markets LLC
% of Offering  purchased by firm 4.87%
Syndicate Members JPM,RBCCM
Fund JPMorgan Global Allocation Fund
Trade Date 4/14/2016
Issuer Micron Technology Inc (MU 7.50% September 15, 2023 144A)
Cusip 595112BH5
Bonds 304,000
Offering Price $100.000
Spread 0.75%
Cost $304,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 4.15%
Syndicate Members CITI,HSBCL,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 4/14/2016
Issuer Micron Technology Inc (MU 7.50% September 15, 2023 144A)
Cusip 595112BH5
Bonds 2,496,000
Offering Price $100.000
Spread 0.75%
Cost $2,496,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 4.15%
Syndicate Members CITI,HSBCL,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 4/14/2016
Issuer Micron Technology Inc (MU 7.50% September 15, 2023 144A)
Cusip 595112BH5
Bonds 2,375,000
Offering Price $100.000
Spread 0.75%
Cost $2,375,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 4.15%
Syndicate Members CITI,HSBCL,JPM,MS
Fund JPMorgan Income Builder Fund
Trade Date 4/15/2016
Issuer Oglethorpe Power Corporation (OGLETH 4.25% April 1, 2046)
Cusip 677050AL0
Bonds 1,320,000
Offering Price $98.370
Spread 0.88%
Cost $1,298,484
Dealer Executing Trade Mitsubishi UFJ Securities (USA) Inc
% of Offering  purchased by firm 3.06%
Syndicate Members MITSUBISHI, MIZUHO, RBC, BAML, JPM, BB&T, FIFTH THIRD, GS, REGIONS, WFC
Fund JPMorgan Global Allocation Fund
Trade Date 4/19/2016
Issuer Altice US Finance I Corporation (ALTFIC 5.50% May 15, 2026 144A)
Cusip 02155FAC9
Bonds 457,000
Offering Price $100.000
Spread 1.00%
Cost $457,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.11%
Syndicate Members BAML,BARCS,BNPPAR,CS,DB,GS,JPM,MS,RBCCM
Fund JPMorgan Income Builder Fund
Trade Date 4/19/2016
Issuer Altice US Finance I Corporation (ALTFIC 5.50% May 15, 2026 144A)
Cusip 02155FAC9
Bonds 3,703,000
Offering Price $100.000
Spread 1.00%
Cost $3,703,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.11%
Syndicate Members BAML,BARCS,BNPPAR,CS,DB,GS,JPM,MS,RBCCM
Fund JPMorgan Income Builder Fund
Trade Date 4/19/2016
Issuer Republic of Argentina (ARGENT 6.875% April 22, 2021 144A)
Cusip 040114GR5
Bonds 3,060,000
Offering Price $100.000
Spread 0.18%
Cost $3,060,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.92%
Syndicate Members BBVA, CITI, DB, HSBC, JPM, SANTANDER, UBS
Fund JPMorgan Income Builder Fund
Trade Date 4/19/2016
Issuer Republic of Argentina (ARGENT 7.50% April 22, 2026 144A)
Cusip 040114GT1
Bonds 3,820,000
Offering Price $100.000
Spread 0.18%
Cost $3,820,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.08%
Syndicate Members BBVA, CITI, DB, HSBC, JPM, SANTANDER, UBS
Fund JPMorgan Income Builder Fund
Trade Date 4/19/2016
Issuer Republic of Argentina (ARGENT 7.625% April 22, 2046 144A)
Cusip 040114GV6
Bonds 5,740,000
Offering Price $95.758
Spread 0.18%
Cost $5,496,509
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.02%
Syndicate Members BBVA, CITI, DB, HSBC, JPM, SANTANDER, UBS
Fund JPMorgan Income Builder Fund
Trade Date 4/19/2016
Issuer Republic of Argentina (ARGENT 6.25% April 22, 2019 144A)
Cusip 040114HA1
Bonds 3,060,000
Offering Price $100.000
Spread 0.18%
Cost $3,060,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 6.35%
Syndicate Members BBVA, CITI, DB, HSBC, JPM, SANTANDER, UBS
Fund JPMorgan Global Allocation Fund
Trade Date 4/28/2016
Issuer Kaiser Aluminum Corp (KALU 5.875% May 15, 2024 144A)
Cusip 483007AF7
Bonds 106,000
Offering Price $100.000
Spread 1.50%
Cost $106,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 2.38%
Syndicate Members BAML,DB,JPM,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/28/2016
Issuer Kaiser Aluminum Corp (KALU 5.875% May 15, 2024 144A)
Cusip 483007AF7
Bonds 868,000
Offering Price $100.000
Spread 1.50%
Cost $868,000
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 2.38%
Syndicate Members BAML,DB,JPM,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/28/2016
Issuer Republic of Turkey (TURKEY 6.625% February 17, 2045)
Cusip 900123CG
Bonds 880,000
Offering Price $117.781
Spread 0.08%
Cost $1,036,473
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.93%
Syndicate Members BNP PAR, GS, JPM
Fund JPMorgan Global Allocation Fund
Trade Date 4/29/2016
Issuer United Rentals North America Inc (URI 5.875% September 15, 2026)
Cusip 911365BE3
Bonds 25,000
Offering Price $100.000
Spread 1.25%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.01%
Syndicate Members BAML,BARCS,CITI,DB,JPM,MS,MUFG,SCOTIA,WFC
Fund JPMorgan Income Builder Fund
Trade Date 4/29/2016
Issuer United Rentals North America Inc (URI 5.875% September 15, 2026)
Cusip 911365BE3
Bonds 1,015,000
Offering Price $100.000
Spread 1.25%
Cost $1,015,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.01%
Syndicate Members BAML,BARCS,CITI,DB,JPM,MS,MUFG,SCOTIA,WFC
Fund JPMorgan Tax Aware Equity Fund
Trade Date 12/2/2015
Issuer Columbia Pipeline Group, Inc. (CPGX) Secondary
Cusip 19828010
Shares 59,900
Offering Price $17.50
Spread $0.525
Cost $1,048,250
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 1.36%
Syndicate Members Goldman, Sachs & Co. / Credit Suisse / Barclays / Citigroup / J.P. Morgan / Wells Fargo Securities / BBVA Securities / BNP Paribas / BofA Merrill Lynch / Mizuho Securities / Morgan Stanley / MUFG / Scotia Howard Weil / Academy Securities / Fifth Third Securities / KeyBanc Capital Markets / Piper Jaffray / The Huntington Investment Company / Tuohy Brothers
Fund JPMorgan Tax Aware Equity Fund
Trade Date 1/6/2016
Issuer Pioneer Natural Resources Company (PXD) Secondary
Cusip 72378710
Shares 15,200
Offering Price $117.00
Spread $1.220
Cost $1,778,400
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 1.94%
Syndicate Members BofA Merrill Lynch / Citigroup / Credit Suisse / J.P. Morgan
Fund JPMorgan Income Builder Fund
Trade Date 1/6/2016
Issuer NN GROUP NV 144A
Cusip NL0010773842
Shares 46,572
Offering Price $33.44
Spread $0.750
Cost $1,559,606
Dealer Executing Trade Merrill Lynch International LDN
% of Offering  purchased by firm 0.53%
Syndicate Members UBS Investment Bank / KBC Securities / J.P. Morgan Securities / ING Bank NV / Deutsche Bank / Commerzbank / Citigroup Inc / BBVA Securities Inc / BofA Merrill Lynch
Fund JPMorgan International Equity Income Fund
Trade Date 1/6/2016
Issuer NN GROUP NV 144A
Cusip NL0010773842
Shares 6,225
Offering Price $33.44
Spread $0.750
Cost $208,463
Dealer Executing Trade Merrill Lynch International LDN
% of Offering  purchased by firm 0.53%
Syndicate Members UBS Investment Bank / KBC Securities / J.P. Morgan Securities / ING Bank NV / Deutsche Bank / Commerzbank / Citigroup Inc / BBVA Securities Inc / BofA Merrill Lynch
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 2/4/2016
Issuer Hess Corporation (HES) Secondary
Cusip 42809H10
Shares 2,422
Offering Price $39.00
Spread $1.170
Cost $94,458
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 2.66%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Morgan Stanley / BNP Paribas / BofA Merrill Lynch / Citigroup / DNB Markets / HSBC / Mizuho Securities / MUFG / Scotia Howard Weil / SMBC Nikko / Wells Fargo Securities / BBVA / Credit Agricole CIB / ING / TD Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 2/4/2016
Issuer Hess Corporation (HES) Secondary
Cusip 42809H10
Shares 25,579
Offering Price $39.00
Spread $1.170
Cost $997,581
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 2.66%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Morgan Stanley / BNP Paribas / BofA Merrill Lynch / Citigroup / DNB Markets / HSBC / Mizuho Securities / MUFG / Scotia Howard Weil / SMBC Nikko / Wells Fargo Securities / BBVA / Credit Agricole CIB / ING / TD Securities
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 2/22/2016
Issuer Cabot Oil & Gas Corporation (COG) Secondary
Cusip 12709710
Shares 4,879
Offering Price $20.00
Spread $0.330
Cost $97,580
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.17%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Citigroup / BMO Capital Markets / MUFG / TD Securities / Wells Fargo Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 2/22/2016
Issuer Cabot Oil & Gas Corporation (COG) Secondary
Cusip 12709710
Shares 53,442
Offering Price $20.00
Spread $0.330
Cost $1,068,840
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.17%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Citigroup / BMO Capital Markets / MUFG / TD Securities / Wells Fargo Securities
Fund JPMorgan Global Allocation Fund
Trade Date 4/27/2016
Issuer Red Rock Resorts, Inc. (RRR) IPO
Cusip 75700L108
Shares 7,700
Offering Price $19.50
Spread $1.170
Cost $150,150
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.39%
Syndicate Members Deutsche Bank Securities / J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Wells Fargo Securities / Citigroup / Macquarie Capital / Fifth Third Securities / Credit Suisse / UBS Investment Bank / Stifel / Raine Securities / Oppenheimer & Co. / Guggenheim Securities / Ramirez & Co., Inc.